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                                MORO CORPORATION
                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT is made as of this 1rst day of August 2000, by and between GREENWOOD PARTNERS, L.P., a Delaware limited partnership ("Greenwood"), and MORO CORPORATION, a Delaware corporation (the "Company").

                                   Background

         As more fully set forth herein, Greenwood desires to purchase from the Company, and the Company desires to sell to Greenwood, 50,000 shares of Common Stock, par value $.001, of the Company (the "Stock") as well as a warrant to purchase up to 100,000 shares of Common Stock, in the form attached hereto as Exhibit "A" (the "Warrant").

                                    Agreement

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Purchase. Subject to the terms hereof, the Company hereby sells the Stock and Warrant to Greenwood, and Greenwood hereby purchases the Stock and Warrant from the Company. Greenwood has delivered to the Company the aggregate amount of $25,000 in full payment for the Stock (i.e, $.50 per share). The Company shall promptly instruct its transfer agent to deliver to Greenwood a certificate representing the Stock registered in the name of Greenwood and has delivered to Greenwood the certificate evidencing the Warrant.

         2. Representations and Warranties of Greenwood. Greenwood hereby makes the following representations and warranties to the Company:

            A. Greenwood has received and reviewed each of the following, and understands that each of the following items are incorporated by reference herein: (i) the Company's Form 10-QSB Quarterly Report for the quarterly period ended June 30, 2000; (ii) the Company's Form 10-QSB Quarterly Report for the quarterly period ended March 31, 2000;(iii) the Company's Annual Report on Form 10- KSB for the fiscal year ended December 31, 1999; and (iv) the Company's Form 8-K Current Report filed with the Securities and Exchange Commission on June 16, 1999 (File No. 000-26828).

            B. Greenwood understands that each of the Stock, Warrant and the shares of Common Stock underlying the Warrant ("Warrant Shares") is being offered and sold under an exemption from registration under the Securities Act of 1933, as amended (the

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"Act"), and offering exemptions contained in the securities laws of other jurisdictions; that Greenwood is purchasing the Stock and Warrant without being furnished any offering literature or prospectus of any sort relating to the Company; that all documents, records and books pertaining to this investment and the Company have been made available by the Company to Greenwood and Greenwood's representatives; and that the books and records of the Company will be and have been available upon reasonable notice for inspection by Greenwood during reasonable business hours at the Company's offices.

            C. Greenwood understands that neither the Stock, Warrant or Warrant Shares have been and except as provided otherwise herein or in the Warrant will not be registered under the Act or any state securities laws, and that in order to sell or transfer such Stock, Warrant or Warrant Shares, such securities must either be registered under such laws or an appropriate exemption from registration must be available. Except as provided herein, the Company does not intend to, and has not agreed to, register the Stock under any of such laws.

            D. Greenwood is a bona fide resident and domiciliary of the Commonwealth of Pennsylvania and has no present intention of becoming a resident or domiciliary of any other jurisdiction.

            E. Greenwood is an Accredited Investor (as defined in Regulation D under the Act). The term Accredited Investor includes: (i) a corporation not formed for the specific purpose of acquiring the Stock with total assets in excess of $5,000,000; or (ii) a corporation with all of the equity owners being Accredited Investors (as defined in Regulation D under the Act); or (iii) a broker-dealer registered with the SEC.

            F. Greenwood confirms that Greenwood understands and has fully considered for purposes of this investment that there are substantial restrictions on the transferability of the Stock, Warrant and the Warrant Shares and there will be no established public market for the Stock or Warrant and no liquidity is present in connection with the Stock or Warrant.

            G. Greenwood has such knowledge and experience in financial and business matters that Greenwood is capable of evaluating the merits and risks of an investment in the Stock and of making an informed investment decision.

            H. Greenwood confirms that in making Greenwood's decision to purchase the Stock and Warrant hereby subscribed for Greenwood has relied solely upon Greenwood's own independent investigation of the Company and not on any representations, warranties, or statements made by or on behalf of the Company (other than those made herein), and that Greenwood has been given

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the opportunity to ask questions of and to receive answers from the Company concerning the Company, its financial condition and business, and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense, and Greenwood believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock and Warrant.

            I. The Stock and Warrant hereby subscribed for is being acquired by Greenwood in good faith solely for Greenwood's own account for investment purposes only and is not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; Greenwood has no contract, understanding, undertaking, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Stock or Warrant for which Greenwood hereby subscribes for or any part thereof; Greenwood understands that the legal consequences of the foregoing representations and warranties are that Greenwood must bear the economic risk of an investment in the Stock and Warrant for an indefinite period of time because the Stock or Warrant has not been registered under the Act or applicable state securities laws and therefore cannot be sold unless the Stock or Warrant is subsequently registered under the Act or applicable state securities laws (which the Company is not obligated to do) or an exemption from such registration is available.

            J. Greenwood consents to the placement of a legend on the certificate representing the Stock being purchased by Greenwood, which legend will be in substantially the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SALE OR OTHER DISPOSITION OF THESE SHARES IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATUTES. BY ACQUIRING THE SHARES REPRESENTED BY THIS CERTIFICATE, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT THE HOLDER HAS ACQUIRED THESE SHARES FOR INVESTMENT AND THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THESE SHARES WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACTS AND THE RULES AND REGULATIONS THEREUNDER."

            K. Greenwood acknowledges and understands that the Company has an extremely limited operating history. There can be

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no assurance that the Company consistently conduct profitable operations or have sufficient funds to achieve its business plan. If the Company's business is not successful, Greenwood may lose all or substantially all of his investment in the Stock and Warrant.

            L. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby has been duly authorized by the general partner of Greenwood and no other corporate proceedings on the part of Greenwood are necessary to authorize this Agreement or to carry out the transactions contemplated hereby. Greenwood has the right, power and authority to enter into and perform this Agreement. This Agreement constitutes the valid and binding agreement of Greenwood, enforceable in accordance with its terms.

         3. Piggyback Registration.

            A. If during the period of time that the Stock is not covered by an effective registration statement under the Act, the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than Greenwood) any of its Common Stock under the Act in connection with the public offering of such securities by the Company or the resale of such securities by any shareholder of the Company (other than a registration relating solely for the sale of securities to participants in a Company stock plan or an Employee Benefit Plan as defined in Rule 405 under the Act, or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give Greenwood written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of Greenwood given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Act all of the Stock that Greenwood has requested to be registered ("Piggyback Registration"); provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

            B. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Stock proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Stock to be included in such Piggyback Registration Statement, to the extent any such Stock may be included in such Piggyback Registration Statement, shall be subject to cutback. If required by the managing underwriter of such an underwritten public

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offering, Greenwood shall enter into an agreement limiting the number of Stock to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of any such Stock.

            C. The Piggyback Registration rights granted herein shall be effective from and after the date hereof and until the earlier of (i) all of the Stock has been sold or transferred by Greenwood, or (ii) all of such Stock can be resold by Greenwood pursuant to Rule 144(k) promulgated under the Act, or
(iii) July 31, 2005. For purposes of subsection (i) of the prior sentence, the transfer or sale of the Stock by Greenwood to a limited partner shall not constitute a sale or transfer and the limited partner shall be entitled to all of the Piggyback Registration rights granted to and subject to all of the obligations of Greenwood set forth in this Section 3.

         4. Transferability of Subscription. Greenwood agrees not to transfer or assign this Subscription Agreement, or any of the undersigned's interest herein. Greenwood agrees that subject to the terms hereof, Greenwood shall not cancel, terminate or revoke this Subscription Agreement.

         5. Survival of Representations, Warranties, Covenants, Agreements and Remedies. Except as specifically provided otherwise herein, all representations, warranties, covenants, agreements and remedies of the parties hereto, shall survive the date hereof.

         6. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the transactions contemplated herein, supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there have been no warranties, representations or promises, written or oral, made by any of the parties hereto except as herein expressly set forth herein.

         7. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, personal representatives, successors and assigns but no party may assign its obligations hereunder.

         8. Waiver, Modification, etc.. Any party to this Agreement may waive any of the terms or conditions of this Agreement or agree to an amendment or modification to this Agreement by an agreement in writing executed in the same manner as this Agreement. No amendment or modification of this Agreement shall be binding unless in writing executed by the party amending or waiving such term or condition of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any

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other provision hereof (whether or not similar), nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

         9. Notice. Any notice or other communications required or permitted hereunder shall be sufficiently given if sent by certified mail, return receipt requested, postage prepaid, or by an established overnight delivery service, addressed as follows:

            If to the Company:

                           Moro Corporation
                           Bala Pointe, Suite 240
                           111 Presidential Boulevard
                           Bala Cynwyd, Pennsylvania 19004
                           Attn: David W. Menard, Chief Executive Officer

            If to Greenwood:

                           Greenwood Partners, L.P.
                           261 Old York Road
                           Suite 831
                           Jenkintown, PA 19046

         10. Delaware Law Controls. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of Delaware without regard to its conflicts of law rules.






         IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has executed this Subscription Agreement as of the date set forth above.

                                         GREENWOOD PARTNERS, L.P.

                                         By: /s/ Matthew Kelly
                                             ------------------------------
                                             Name:
                                             Title:

                                         MORO CORPORATION

                                         By: /s/ David W. Menard
                                             ------------------------------
                                             David W. Menard,
                                             Chief Executive Officer

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